EMPLOYEE STOCK PLANS	12 Months Ended
Sep. 27, 2019
Share-based Payment Arrangement [Abstract]
EMPLOYEE STOCK PLANS	EMPLOYEE STOCK PLANS
Employee Stock Plans
The Company's employees participate in Varex Imaging Corporation 2017 Omnibus Stock Plan (the “2017 Stock Plan”) and Varex Imaging Corporation 2017 Employee Stock Purchase Plan (the “2017 ESPP”) which allows the grants of stock options, restricted stock units and performance shares among other types of awards.
In January 2017, Varex stockholders approved the 2017 ESPP, which provides eligible employees with an opportunity to purchase shares of Varex common stock at 85% of the lower of its fair market value at the start and end of a six months purchase period. The 2017 ESPP provides for the purchase of up to one million shares of Varex common stock.
Share-Based Compensation Expense
Share-based compensation expense recognized in the consolidated statements of earnings is based on awards ultimately expected to vest. Share-based compensation expense includes expenses related to the Company’s direct employees. Prior to the separation, Varian also charged the Company for the allocated share-based compensation costs of certain employees of Varian who provided selling, general and administrative services on the Company’s behalf.
The table below summarizes the effect of recording share-based compensation expense and for the option component of the employee stock purchase plan shares:

	Fiscal Year
(In millions)	2019	2018	2017
Cost of revenues	$1.2	$1.3	$0.9
Research and development	2.2	1.8	1.5
Selling, general and administrative (1)	8.3	6.9	6.0
Total share-based compensation expense	$11.7	$10.0	$8.4
(1) Includes allocated share-based compensation of $0.8 million for fiscal year 2017 and represents charges by Varian to the Company for certain Varian employees who provided general and administrative services on the Company’s behalf.
The unrecognized share-based compensation cost as of September 27, 2019 was $23.1 million, and is expected to be recognized in the next 3 to 4 fiscal years. As of September 27, 2019, there were approximately 1.2 million and 0.7 million shares of common stock available for future issuances under the 2017 Stock Plan and the 2017 ESPP, respectively.
The Company utilized the Black-Scholes valuation model for estimating the fair value of stock options granted and the option component of ESPP grants. The Company calculated the fair value of option grants and option component of ESPP grants on the respective dates of grant using the following weighted average assumptions:

	Employee Stock Option Plan			Employee Stock Purchase Plans
	Fiscal Year			Fiscal Year
	2019	2018	2017	2019	2018	2017
Expected term (in years)	4.6	4.8	4.2	0.5	0.5	0.5
Risk-free interest rate	2.5%	2.6%	1.6%	2.5%	2.0%	1.0%
Expected volatility	33.9%	31.8%	23.6%	43.9%	34.1%	28.0%
Expected dividend	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Weighted average fair value at grant date	$10.19	$11.57	$8.08	$7.81	$8.92	$7.81

Option valuation methods, including Black-Scholes, require the input of subjective assumptions, which are discussed below.
Risk-Free Interest Rate
The interest rates used are based on the implied yield currently available on U.S. Treasury zero-coupon issues with an equivalent remaining term equal to the expected life of the award.
Expected Term
Options granted generally vest over a period of 36 to 48 months and expire 7 to 10 years from date of grant. Employee stock purchase plan offering periods are 6 months and provides eligible employees with an opportunity to purchase shares of Varex common stock at 85% of the lower of its fair market value at the start and end of a six-month purchase period.
Expected Dividend Yield
The dividend rate used is zero as the Company has never paid any cash dividends on its common stock and does not anticipate doing so in the foreseeable future. The Company is also restricted from paying dividends on common stock under its credit facility.
Expected Volatility
Authoritative accounting guidance on stock-based compensation indicates that companies should consider volatility over a period generally commensurate with the expected or contractual term of the stock option. Adequate Company-specific data does not exist for this time period as the Company began trading in January 2017. The volatility variable used is a blended approach by using the Company's historic data for the years it has been publicly traded and a benchmark of other comparable companies’ volatility rates for the prior years.
Stock Option Activity
The following table summarizes the activity for stock options under Varex’s employee incentive plans for the Company’s employees:

(In thousands, except per share amounts and the remaining term)	Options	Price range	Weighted Average Exercise Price	Weighted Average Remaining Term (in years)	Aggregate Intrinsic Value (1)
Outstanding at September 28, 2018	2,011	$22.63 — $37.60	$30.35
Granted	297	$31.42 — $31.42	31.42
Canceled, expired or forfeited	(4)	$31.08 — $31.08	31.08
Exercised	(35)	$22.84 — $27.77	23.38
Outstanding at September 27, 2019	2,269	$22.63 — $37.60	$30.60	4.1	$1,220.3
Exercisable at September 27, 2019	1,477	$22.63 — $37.60	$29.67	3.4	$1,220.3
(1) The aggregate intrinsic value represents the total pre-tax intrinsic value, which is computed based on the difference between the exercise price and the closing price of Varex common stock of $28.28 as of September 27, 2019, the last trading date of the Company's respective fiscal years, and which represents the amount that would have been received by the option holders had all option holders exercised their options and sold the shares received upon exercise as of that date.
The weighted-average grant-date fair value of options granted during fiscal years 2019, 2018 and 2017 was $3.0 million, $3.1 million and $9.2 million respectively. The total intrinsic value of the options exercised during the years ended September 27, 2019, September 28, 2018 and September 29, 2017 was $0.2 million, $1.7 million and $1.4 million respectively
Restricted Stock Units, Restricted Stock Awards and Deferred Stock Units
The following table summarizes the activity for restricted stock units, restricted stock awards and deferred stock units under Varex’s employee incentive plans for the Company’s employees:

(In thousands, except per share amounts)	Number of Shares	Weighted Average Grant-Date Fair Value
Balance at September 28, 2018	641	$33.60
Granted	288	31.29
Vested	(201)	31.56
Canceled or expired	(50)	34.13
Balance at September 27, 2019	678	$33.18
The total grant-date fair value of shares granted in fiscal year was $9.0 million, $10.1 million and $11.4 million for fiscal years 2019, 2018 and 2017, respectively. Shares outstanding at September 27, 2019, September 28, 2018 and September 29, 2017 had an estimated market value of $19.2 million, $18.4 million and $17.8 million, respectively.